UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2020 (May 21, 2020)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

The Annual Meeting of Stockholders (“Annual Meeting”) of Tivity Health, Inc. (the “Company”) was held on May 21, 2020, at which a total of 44,671,487 shares of the Company's common stock, out of a total of 48,444,821 shares of the Company's common stock outstanding and entitled to vote, were present in person or represented by proxies.

(b)	The following proposals were voted upon at the Annual Meeting:
(i)

To elect Sara J. Finley, Robert J. Greczyn, Jr., Peter A. Hudson, M.D., Beth M. Jacob, Bradley S. Karro, Benjamin A. Kirshner, Erin L Russell, Anthony M. Sanfilippo, and Daniel G. Tully as directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Against	Abstain from Voting	Broker Non-Votes
Sara J. Finley	39,804,368	1,478,422	78,478	3,310,219
Robert J. Greczyn, Jr.	39,730,675	1,553,655	76,938	3,310,219
Peter A. Hudson, M.D.	39,724,256	1,559,044	77,968	3,310,219
Beth M. Jacob	40,125,696	1,157,702	77,870	3,310,219
Bradley S. Karro	39,655,460	1,627,777	78,031	3,310,219
Benjamin A. Kirshner	39,637,305	1,654,844	69,119	3,310,219
Erin L. Russell	40,159,475	1,133,343	68,450	3,310,219
Anthony M. Sanfilippo	40,158,219	1,139,288	63,761	3,310,219
Daniel G. Tully	39,765,669	1,532,561	63,038	3,310,219

(ii)	To consider and act upon a non-binding, advisory vote to approve compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
39,513,808	1,770,428	77,032	3,310,219

(iii)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2020. The voting results were as follows:

For	Against	Abstain from Voting	Broker Non-Votes
44,458,318	132,702	80,467	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name: Adam Holland
Title: Chief Financial Officer

Date:  May 22, 2020